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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

Annual Report

November 30, 2017

LYRICAL U.S. VALUE EQUITY FUND LETTER TO SHAREHOLDERS	November 30, 2017

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “Fund”). On behalf of the Fund and its investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Since its launch on February 4, 2013 through November 30, 2017, the Fund – Institutional Class has produced a cumulative total return of +117.50%, compared to the +96.02% cumulative total return for the S&P 500® Index (the “S&P 500”). For the twelve months ended November 30, 2017, the Fund – Institutional Class produced a total return of +21.70% compared to the total return for the S&P 500 of +22.87%. For the twelve months ended November 30, 2017, the three positions that most positively impacted performance were Broadcom Limited (AVGO), Anthem, Inc. (ANTM), and Aetna Inc. (AET) with contributions of 407 basis points (bps) (up 65%), 261 bps (up 67%) and 179 bps (up 39%), respectively; conversely, the three positions that most negatively impacted performance were Johnson Controls International plc (JCI), National Oilwell Varco, Inc. (NOV), and Hertz Global Holdings, Inc. (HTZ) which detracted 57 bps (down 14%), 30 bps (down 10%) and 28 bps (down 25%), respectively.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Our success rate has been high over the life of the Fund, as 87% of the Fund’s investments posted gains, and 56% outperformed the S&P 500. Skew has also been a positive factor, as the Fund’s outperformers have outperformed by 73%, while our underperformers have underperformed by 46% over the life of the Fund. For the twelve month period ended November 30, 2017, 81% of the Fund’s investments posted gains, and 44% outperformed the S&P 500. For the twelve month period skew has been a negative factor as the Fund’s outperformers have outperformed by 14%, while our underperformers have underperformed by 20%.

During the life of the Fund we have sold nineteen positions, as four companies announced they were being acquired, twelve approached our estimates of fair value, for one we lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for one the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities. We are still finding attractive stock opportunities to add to the portfolio, even as some of our existing positions begin to approach our estimates of fair value.

As of November 30, 2017, the valuation of our portfolio is 13.8x next twelve months consensus earnings. The S&P 500 has a valuation of 18.3x on this same basis, a premium of 33% over the Fund.

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Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

As there have been a significant number of new investors since our previous letter to the Funds’ shareholders, we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in

2

the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of November 30, 2017, please see the Schedule of Investments section of this Report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2017)
	1 Year	3 Years	Since Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class(b)	21.70%	9.75%	17.50%
Lyrical U.S. Value Equity Fund - Investor Class(b)	21.32%	9.41%	10.40%
S&P 500® Index(d)	22.87%	10.91%	14.99%(e)

(a)

The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014.
(d)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2017.

4

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2017 (Unaudited)

Lyrical U.S. Value Equity Fund vs S&P 500® Index
Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
Broadcom Ltd.	8.1%
Aetna, Inc.	5.7%
Anthem, Inc.	5.5%
Corning, Inc.	5.0%
TE Connectivity Ltd.	4.7%
Ameriprise Financial, Inc.	4.6%
Aflac, Inc.	4.5%
HCA Healthcare, Inc.	4.4%
Lincoln National Corporation	4.2%
Celanese Corporation - Series A	4.0%

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LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS November 30, 2017
COMMON STOCKS — 100.8%	Shares	Value
Consumer Discretionary — 8.8%
Auto Components — 3.0%
Goodyear Tire & Rubber Company (The)	763,060	$24,700,252
Tenneco, Inc.	170,084	10,104,691
		34,804,943
Household Durables — 2.9%
Whirlpool Corporation	198,791	33,510,199

Internet & Direct Marketing Retail — 2.9%
Liberty Interactive Corporation QVC Group - Series A (a)	1,352,001	32,988,824

Energy — 10.0%
Energy Equipment & Services — 2.4%
National Oilwell Varco, Inc.	816,870	27,405,988

Oil, Gas & Consumable Fuels — 7.6%
EOG Resources, Inc.	428,046	43,797,667
Suncor Energy, Inc.	1,251,263	43,493,902
		87,291,569
Financials — 21.3%
Capital Markets — 7.4%
Affiliated Managers Group, Inc.	161,642	32,113,416
Ameriprise Financial, Inc.	328,315	53,590,858
		85,704,274
Insurance — 13.9%
Aflac, Inc.	588,263	51,555,369
Assurant, Inc.	194,609	19,630,210
Lincoln National Corporation	639,074	48,921,115
Willis Towers Watson plc	250,347	40,255,797
		160,362,491
Health Care — 15.6%
Health Care Providers & Services — 15.6%
Aetna, Inc.	365,253	65,811,286
Anthem, Inc.	271,966	63,901,131
HCA Healthcare, Inc. (a)	593,107	50,414,095
		180,126,512
Industrials — 8.3%
Building Products — 2.9%
Johnson Controls International plc	893,395	33,627,388

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LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.8% (Continued)	Shares	Value
Industrials — 8.3% (Continued)
Construction & Engineering — 1.3%
AECOM (a)	393,470	$14,755,125

Road & Rail — 1.5%
Avis Budget Group, Inc. (a)	292,579	11,147,260
Hertz Global Holdings, Inc. (a)	302,401	5,730,499
		16,877,759
Trading Companies & Distributors — 2.6%
AerCap Holdings N.V. (a)	586,817	30,496,879

Information Technology — 31.8%
Communications Equipment — 2.8%
ARRIS International plc (a)	429,746	12,879,488
CommScope Holding Company, Inc. (a)	532,648	19,170,001
		32,049,489
Electronic Equipment, Instruments & Components — 12.2%
Corning, Inc.	1,781,706	57,709,458
Flex Ltd. (a)	1,598,819	28,890,659
TE Connectivity Ltd.	573,545	54,165,590
		140,765,707
IT Services — 2.5%
Western Union Company (The)	1,496,473	29,465,553

Semiconductors & Semiconductor Equipment — 9.5%
Broadcom Ltd.	337,900	93,915,926
Microsemi Corporation (a)	288,849	15,265,670
		109,181,596
Technology Hardware, Storage & Peripherals — 4.8%
NCR Corporation (a)	467,829	14,638,369
Western Digital Corporation	513,646	40,506,124
		55,144,493
Materials — 5.0%
Chemicals — 4.0%
Celanese Corporation - Series A	433,015	46,436,529

Containers & Packaging — 1.0%
Owens-Illinois, Inc. (a)	474,800	11,499,656

Total Common Stocks (Cost $866,113,833)		$1,162,494,974

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LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.98% (b) (Cost $19,222,378)	19,222,378	$19,222,378

Total Investments at Value — 102.5% (Cost $885,336,211)		$1,181,717,352

Liabilities in Excess of Other Assets — (2.5%)		(28,355,887)

Net Assets — 100.0%		$1,153,361,465

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of November 30, 2017.

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2017
ASSETS
Investments in securities:
At acquisition cost	$885,336,211
At value (Note 2)	$1,181,717,352
Receivable for capital shares sold	8,181,042
Dividends receivable	1,485,657
Other assets	17,799
Total assets	1,191,401,850

LIABILITIES
Distributions payable	18,969,909
Payable for capital shares redeemed	17,764,231
Payable to Adviser (Note 4)	1,195,280
Payable to administrator (Note 4)	89,757
Accrued distribution fees (Note 4)	254
Other accrued expenses	20,954
Total liabilities	38,040,385

NET ASSETS	$1,153,361,465

NET ASSETS CONSIST OF:
Paid-in capital	$872,290,692
Undistributed net investment income	236,790
Accumulated net realized losses from investment transactions	(15,547,158)
Net unrealized appreciation on investments	296,381,141
NET ASSETS	$1,153,361,465

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,116,584,375
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	59,981,369
Net asset value, offering price and redemption price per share (Note 2)	$18.62
INVESTOR CLASS
Net assets applicable to Investor Class	$36,777,090
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,984,175
Net asset value, offering price and redemption price per share (Note 2)	$18.54

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF OPERATIONS Year Ended November 30, 2017
INVESTMENT INCOME
Dividend income	$16,123,239
Foreign withholding taxes on dividends	(194,313)
Total investment income	15,928,926

EXPENSES
Investment advisory fees (Note 4)	14,174,999	(a)
Administration fees (Note 4)	734,616
Fund accounting fees (Note 4)	117,725
Compliance fees (Note 4)	116,068
Distribution fees - Investor Class (Note 4)	105,135
Transfer agent fees (Note 4)	101,785
Custody and bank service fees	84,651
Postage and supplies	61,712
Registration and filing fees	54,059
Professional fees	41,912
Networking fees	39,276
Trustees' fees and expenses (Note 4)	10,049
Printing of shareholder reports	9,461
Insurance expense	2,898
Borrowing costs (Note 5)	1,339
Other expenses	27,634
Total expenses	15,683,319

NET INVESTMENT INCOME	245,607

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investments	75,451,576
Net change in unrealized appreciation (depreciation) on investments	145,782,822
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	221,234,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,480,005

(a)	Includes $2,918 of prior years’ investment advisory fee reductions and expense reimbursements recouped by the Adviser (Note 4).

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS
Net investment income	$245,607	$15,332,960
Net realized gains from investment transactions	75,451,576	4,951,586
Net change in unrealized appreciation (depreciation) on investments	145,782,822	135,673,446
Net increase in net assets resulting from operations	221,480,005	155,957,992

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Class	(14,603,810)	(1,403,762)
From net investment income, Investor Class	(605,949)	(6,340)
From net realized gains, Institutional Class	(74,292,482)	(29,274,092)
From net realized gains, Investor Class	(2,522,861)	(2,366,361)
Decrease in net assets from distributions to shareholders	(92,025,102)	(33,050,555)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	340,448,217	653,121,923
Net asset value of shares issued in reinvestment of distributions to shareholders	67,241,541	24,129,237
Payments for shares redeemed	(408,713,799)	(395,236,728)
Net increase (decrease) in Institutional Class net assets from capital share transactions	(1,024,041)	282,014,432

Investor Class
Proceeds from shares sold	7,832,427	59,719,286
Net asset value of shares issued in reinvestment of distributions to shareholders	2,940,288	2,323,727
Payments for shares redeemed	(37,958,377)	(66,805,457)
Net decrease in Investor Class net assets from capital share transactions	(27,185,662)	(4,762,444)

TOTAL INCREASE IN NET ASSETS	101,245,200	400,159,425

NET ASSETS
Beginning of year	1,052,116,265	651,956,840
End of year	$1,153,361,465	$1,052,116,265

UNDISTRIBUTED NET INVESTMENT INCOME	$236,790	$15,200,942

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2017	Year Ended November 30, 2016
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	19,205,975	47,161,187
Shares issued in reinvestment of distributions to shareholders	3,695,697	1,509,246
Shares redeemed	(22,805,199)	(26,574,555)
Net increase in shares outstanding	96,473	22,095,878
Shares outstanding at beginning of year	59,884,896	37,789,018
Shares outstanding at end of year	59,981,369	59,884,896

Investor Class
Shares sold	441,214	3,943,726
Shares issued in reinvestment of distributions to shareholders	162,690	147,285
Shares redeemed	(2,142,707)	(4,510,214)
Net decrease in shares outstanding	(1,538,803)	(419,203)
Shares outstanding at beginning of year	3,522,978	3,942,181
Shares outstanding at end of year	1,984,175	3,522,978

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015		Year Ended Nov. 30, 2014		Period Ended Nov. 30, 2013 (a)
Net asset value at beginning of period	$16.60	$15.63	$16.29		$13.78		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 (b)	0.24	0.04		(0.00	)(c)	0.00	(c)
Net realized and unrealized gains (losses) on investments	3.54	1.40	(0.35)		2.66		3.78
Total from investment operations	3.55	1.64	(0.31)		2.66		3.78

Less distributions:
Dividends from net investment income	(0.24)	(0.04)	(0.00	)(b)	(0.00	)(b)	—
Distributions from net realized gains	(1.29)	(0.63)	(0.35)		(0.15)		—
Total distributions	(1.53)	(0.67)	(0.35)		(0.15)		—

Net asset value at end of period	$18.62	$16.60	$15.63		$16.29		$13.78

Total return (d)	21.70%	10.73%	(1.91%)		19.41%		37.80	%(e)

Net assets at end of period (000's)	$1,116,584	$993,904	$590,582		$547,021		$97,948

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.37%	1.38%	1.42%		1.45%		1.93	%(f)

Ratio of net expenses to average net assets	1.37%	1.38%	1.42%		1.44	%(g)	1.45	%(f)(g)

Ratio of net investment income (loss) to average net assets	0.03%	1.62%	0.24%		(0.00	%)(g)(h)	0.01	%(f)(g)

Portfolio turnover rate	22%	36%	21%		20%		26	%(e)

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended November 30, 2014 and 2013 (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Nov. 30, 2017		Year Ended Nov. 30, 2016		Year Ended Nov. 30, 2015		Period Ended Nov. 30, 2014 (a)
Net asset value at beginning of period	$16.52		$15.57		$16.27		$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(b)	0.30		0.01		(0.01)
Net realized and unrealized gains (losses) on investments	3.53		1.28		(0.36)		1.60
Total from investment operations	3.48		1.58		(0.35)		1.59

Less distributions:
Distributions from net investment income	(0.17)		(0.00	)(c)	—		—
Distributions from net realized gains	(1.29)		(0.63)		(0.35)		—
Total distributions	(1.46)		(0.63)		(0.35)		—

Net asset value at end of period	$18.54		$16.52		$15.57		$16.27

Total return (d)	21.32%		10.36%		(2.19%)		10.83	%(e)

Net assets at end of period (000's)	$36,777		$58,213		$61,375		$9,033

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.70%		1.70%		1.72%		2.39	%(f)

Ratio of net expenses to average net assets	1.70%		1.70%		1.70	%(g)	1.70	%(f)(g)

Ratio of net investment income (loss) to average net assets	(0.32%)		1.39%		0.03	%(g)	(0.18	%)(f)(g)

Portfolio turnover rate	22%		36%		21%		20	%(e)(h)

(a)	Represents the period from the commencement of operations (February 24, 2014) through November 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended November 30, 2015 and 2014 (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)	Represents the year ended November 30, 2014.

See accompanying notes to financial statements.

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LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1. Organization

Lyrical U.S. Value Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on February 4, 2013.

The investment objective of the Fund is to seek to achieve long-term capital growth.

The Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse

15

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of November 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,162,494,974	$—	$—	$1,162,494,974
Money Market Funds	19,222,378	—	—	19,222,378
Total	$1,181,717,352	$—	$—	$1,181,717,352

Refer to the Fund’s Schedule of Investments for a listing of securities by industry type. As of November 30, 2017, the Fund did not have any transfers between Levels. In addition, the Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

16

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the years ended November 30, 2017 and 2016 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
11/30/2017	$21,153,113	$70,871,989	$92,025,102
11/30/2016	$3,393,460	$29,657,095	$33,050,555

The Fund paid the following distributions to shareholders subsequent to November 30, 2017:

Per Share
	Record Date	Ex-Date	Ordinary Income
Lyrical U.S. Value Equity Fund - Institutional Class	12/28/2017	12/29/2017	$ 0.0061
Lyrical U.S. Value Equity Fund - Investor Class	12/28/2017	12/29/2017	$ 0.0022

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2017:

Tax cost of portfolio investments	$901,017,127
Gross unrealized appreciation	$316,955,730
Gross unrealized depreciation	(36,255,505)
Net unrealized appreciation	280,700,225
Undistributed ordinary income	370,548
Accumulated earnings	$281,070,773

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended November 30, 2014 through November 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $240,635,424 and $348,274,314, respectively, for the Fund.

18

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2019, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
1.45%	1.70%

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. During the year ended November 30, 2017, the Adviser recouped from the Fund $2,918 of prior years’ investment advisory fee reductions and expense reimbursements. There are no fee reductions or expense reimbursements available for recoupment by the Adviser from the Fund as of November 30, 2017.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

19

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2017, the Investor Class shares incurred $105,135 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each class of the Fund:

NAME OF RECORD OWNER	% Ownership
Lyrical U.S. Value Equity Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	20%
Morgan Stanley Smith Barney LLC (for the benefit of its customers)	17%
Merrill Lynch, Pierce Fenner & Smith (for the benefit of its customers)	13%
Lyrical U.S. Value Equity Fund - Investor Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	71%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2017, the Fund incurred $1,339 of borrowing costs charged by the custodian.

20

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of November 30, 2017, the Fund had 31.8% of the value of its net assets invested in stocks with the Information Technology sector.

As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid to shareholders on December 29, 2017, as disclosed in Note 2.

21

LYRICAL U.S. VALUE EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Lyrical U.S. Value Equity Fund

We have audited the accompanying statement of assets and liabilities of Lyrical U.S. Value Equity Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lyrical U.S. Value Equity Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 25, 2018

22

LYRICAL U.S. VALUE EQUITY FUND ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2017) and held until the end of the period (November 30, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,117.50	1.37%	$ 7.27
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.20	1.37%	$ 6.93
Investor Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,115.50	1.70%	$ 9.02
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,016.55	1.70%	$ 8.59

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

24

LYRICAL U.S. VALUE EQUITY FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – Lyrical U.S. Value Equity Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For Lyrical U.S. Value Equity Fund’s fiscal year 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Long-Term Capital Gains – For the year ended November 30, 2017, the Fund designated the following long-term capital gains distributions:

Lyrical U.S. Value Equity Fund	$70,871,989

25

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	27	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	27	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	27	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

26

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)

27

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (continued)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-884-5968.

28

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on October 23-24, 2017, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and its counsel.

In deciding whether to approve the renewal of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund was satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark indexes, custom peer group, and Morningstar categories. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had outperformed relative to its peer group and Morningstar category for the one- and three-year periods, each period ending June 30, 2017. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program; its financial condition and the level of commitment to the Fund; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the ELA for the Fund until at least March 31, 2019.

29

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the funds, and the nature of the investment strategies. The Board noted that the Fund’s advisory fee was higher than the average and median advisory fee for the Fund’s peer group and Morningstar category. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the ELA. The Board further noted that the overall expense ratio for the Fund was higher than the average and median expense ratio for the other funds in the Fund’s peer group and Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees paid to the Adviser by the Fund are fair and reasonable.

The extent to which the Fund and its investors would benefit from economies of scale. In this regard, the Board considered that the fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA. Following further discussion of the asset levels for the Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that the Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined for the Fund that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

30

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

31

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LYRICAL U.S. HEDGED VALUE FUND

Institutional Class (LYRHX)

Investor Class (LYRDX)

Annual Report

November 30, 2017

LYRICAL U.S. HEDGED VALUE FUND LETTER TO SHAREHOLDERS	November 30, 2017

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Hedged Value Fund (the “Fund”). On behalf of the Fund and its investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Since the Fund’s launch on July 14, 2014 through November 30, 2017, the Fund – Institutional Class has produced a cumulative total return of +9.59%, compared to the +43.79% cumulative total return for the S&P 500. For the twelve months ended November 30, 2017, the Hedged Value Fund – Institutional Class produced a total return of +9.52% compared to the total return for the S&P 500 of +22.87%.

For the twelve months ended November 30, 2017, the three positions that most positively impacted performance were Broadcom Limited (AVGO), Anthem, Inc. (ANTM), and Aetna Inc. (AET); conversely, the three positions that most negatively impacted performance were Johnson Controls International plc (JCI), National Oilwell Varco, Inc. (NOV), and Hertz Global Holdings, Inc. (HTZ).

Sector exchange-traded fund (ETF) hedges are used in the short portfolio of the Fund to create a net portfolio that aims to maintain net long exposures of 50%. This provides a hedged option for those wishing exposure to the long portfolio but unwilling to accept unhedged equity market exposure. In rising equity markets, one should expect the Fund’s performance to lag that of the S&P 500, as it did for both the above periods, as our hedges detract from total return.

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry. Our

1

long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

The Board of Trustees of the Trust, in consultation with the Adviser, determined and approved at a Board meeting on December 18, 2017, to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Effective December 19, 2017, the Fund terminated the public offering of its shares, and will discontinue its operation effective January 29, 2018.

Sincerely,

Andrew Wellington
Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of November 30, 2017, please see the Schedule of Investments and Schedule of Securities Sold Short sections of this Report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

2

LYRICAL U.S. HEDGED VALUE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Hedged Value Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2017)
	1 Year	3 Years	Since Inception(c)
Lyrical U.S. Hedged Value Fund - Institutional Class(b)	9.52%	3.76%	2.75%
Lyrical U.S. Hedged Value Fund - Investor Class(b)	9.27%	3.51%	2.49%
S&P 500® Index(d)	22.87%	10.91%	11.34%

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.
(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commencement of operations for Institutional Class and Investor Class shares was July 14, 2014.
(d)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

3

LYRICAL U.S. HEDGED VALUE FUND
PORTFOLIO INFORMATION
November 30, 2017 (Unaudited)

Lyrical U.S. Hedged Value Fund vs S&P 500® Index
Sector Diversification

* The percentages above for Lyrical U.S. Hedged Value Fund represent the net percentages for the Fund and are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund.

Top Ten Long Positions

Security Description	% of Net Assets
Anthem, Inc.	6.6%
Broadcom Ltd.	6.3%
Aetna, Inc.	5.6%
TE Connectivity Ltd.	5.5%
Corning, Inc.	5.4%
Ameriprise Financial, Inc.	5.0%
Celanese Corporation - Series A	5.0%
Aflac, Inc.	4.9%
Lincoln National Corporation	4.7%
HCA Healthcare, Inc.	4.6%

4

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS November 30, 2017
COMMON STOCKS — 106.1%	Shares	Value
Consumer Discretionary — 9.9%
Auto Components — 3.5%
Goodyear Tire & Rubber Company (The)	1,165	$37,711
Tenneco, Inc.	256	15,209
		52,920
Household Durables — 3.2%
Whirlpool Corporation	285	48,043

Internet & Direct Marketing Retail — 3.2%
Liberty Interactive Corporation QVC Group – Series A (a)	1,950	47,580

Energy — 8.8%
Energy Equipment & Services — 1.8%
National Oilwell Varco, Inc.	788	26,437

Oil, Gas & Consumable Fuels — 7.0%
EOG Resources, Inc.	529	54,127
Suncor Energy, Inc.	1,498	52,071
		106,198
Financials — 22.9%
Capital Markets — 7.9%
Affiliated Managers Group, Inc.	223	44,303
Ameriprise Financial, Inc.	460	75,086
		119,389
Insurance — 15.0%
Aflac, Inc.	833	73,004
Assurant, Inc.	318	32,077
Lincoln National Corporation	923	70,656
Willis Towers Watson plc (b)	313	50,330
		226,067
Health Care — 16.8%
Health Care Providers & Services — 16.8%
Aetna, Inc. (b)	465	83,784
Anthem, Inc.	427	100,328
HCA Healthcare, Inc. (a)	810	68,850
		252,962
Industrials — 9.4%
Building Products — 3.0%
Johnson Controls International plc	1,193	44,905

Construction & Engineering — 1.3%
AECOM (a)	522	19,575

5

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 106.1% (Continued)	Shares	Value
Industrials — 9.4% (Continued)
Road & Rail — 1.8%
Avis Budget Group, Inc. (a)	477	$18,174
Hertz Global Holdings, Inc. (a)	472	8,944
		27,118
Trading Companies & Distributors — 3.3%
AerCap Holdings N.V. (a)	951	49,423

Information Technology — 32.1%
Communications Equipment — 3.0%
ARRIS International plc (a)	636	19,061
CommScope Holding Company, Inc. (a)	723	26,021
		45,082
Electronic Equipment, Instruments & Components — 13.5%
Corning, Inc.	2,491	80,684
Flex Ltd. (a)	2,164	39,103
TE Connectivity Ltd.	882	83,296
		203,083
IT Services — 3.1%
Western Union Company (The)	2,407	47,394

Semiconductors & Semiconductor Equipment — 7.8%
Broadcom Ltd.	340	94,499
Microsemi Corporation (a)	421	22,250
		116,749
Technology Hardware, Storage & Peripherals — 4.7%
NCR Corporation (a)	756	23,655
Western Digital Corporation	593	46,764
		70,419
Materials — 6.2%
Chemicals — 5.0%
Celanese Corporation - Series A	700	75,068

Containers & Packaging — 1.2%
Owens-Illinois, Inc. (a)	745	18,044

Total Common Stocks (Cost $1,313,890)		$1,596,456

6

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 13.2%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.98% (c) (Cost $198,418)	198,418	$198,418

Total Investments at Value — 119.3% (Cost $1,512,308)		$1,794,874

Liabilities in Excess of Other Assets — (19.3%) (d)		(289,769)

Net Assets — 100.0%		$1,505,105

(a)	Non-income producing security.
(b)	All or a portion of the shares have been committed as collateral for open short positions (Note 2).
(c)	The rate shown is the 7-day effective yield as of November 30, 2017.
(d)	Includes cash held as margin deposits for short positions.

See accompanying notes to financial statements.

7

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF SECURITIES SOLD SHORT November 30, 2017
EXCHANGE-TRADED FUNDS — 52.2%	Shares	Value
Consumer Discretionary Select Sector SPDR® Fund (The)	684	$66,108
Energy Select Sector SPDR® Fund (The)	889	61,430
Financial Select Sector SPDR® Fund (The)	7,190	197,869
Health Care Select Sector SPDR® Fund (The)	1,306	109,012
Industrial Select Sector SPDR® Fund (The)	2,007	149,541
Materials Select Sector SPDR® Fund (The)	571	34,009
Technology Select Sector SPDR® Fund (The)	2,631	167,963
Total Securities Sold Short — 52.2% (Proceeds $610,792)		$785,932

See accompanying notes to financial statements.

8

LYRICAL U.S. HEDGED VALUE FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2017
ASSETS
Investments in securities:
At acquisition cost	$1,512,308
At value (Note 2)	$1,794,874
Deposits with brokers for securities sold short (Note 2)	487,268
Dividends receivable	2,241
Receivable from Adviser (Note 4)	13,262
Other assets	5,997
Total assets	2,303,642

LIABILITIES
Distributions payable	333
Securities sold short, at value (Note 2) (proceeds $610,792)	785,932
Payable to administrator (Note 4)	8,510
Accrued brokerage expense on securities sold short (Note 2)	473
Other accrued expenses	3,289
Total liabilities	798,537

NET ASSETS	$1,505,105

NET ASSETS CONSIST OF:
Paid-in capital	$1,422,528
Accumulated net investment loss	(22,916)
Accumulated net realized losses from investment transactions	(1,933)
Net unrealized appreciation (depreciation) on:
Investments	282,566
Securities sold short	(175,140)
NET ASSETS	$1,505,105

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$920,232
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	87,730
Net asset value, offering price and redemption price per share (Note 2)	$10.49
INVESTOR CLASS
Net assets applicable to Investor Class	$584,873
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	56,247
Net asset value, offering price and redemption price per share (Note 2)	$10.40

See accompanying notes to financial statements.

9

LYRICAL U.S. HEDGED VALUE FUND STATEMENT OF OPERATIONS Year Ended November 30, 2017
INVESTMENT INCOME
Dividend income	$22,172
Foreign withholding taxes on dividends	(222)
Total investment income	21,950

EXPENSES
Professional fees	40,712
Fund accounting fees (Note 4)	36,144
Administration fees (Note 4)	30,000
Transfer agent fees (Note 4)	24,000
Investment advisory fees (Note 4)	22,456
Dividend expense on securities sold short (Note 2)	13,321
Compliance fees (Note 4)	12,614
Registration and filing fees	10,739
Trustees' fees and expenses (Note 4)	10,044
Custody and bank service fees	6,098
Prime brokerage expense on securities sold short (Note 2)	4,612
Printing of shareholder reports	3,520
Postage and supplies	3,462
Insurance expense	2,898
Distribution fees - Investor Class (Note 4)	1,446
Other expenses	6,578
Total expenses	228,644
Fee reductions and expense reimbursements by Adviser (Note 4)	(183,911)
Net expenses	44,733

NET INVESTMENT LOSS	(22,783)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from:
Investments	46,675
Securities sold short	(35,382)
Net change in unrealized appreciation (depreciation) on:
Investments	247,436
Securities sold short	(105,602)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND SECURITIES SOLD SHORT	153,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,344

See accompanying notes to financial statements.

10

LYRICAL U.S. HEDGED VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS
Net investment loss	$(22,783)	$(5,088)
Net realized gains (losses) from:
Investments	46,675	41,829
Securities sold short	(35,382)	(1,927)
Net change in unrealized appreciation (depreciation) on:
Investments	247,436	95,448
Securities sold short	(105,602)	(54,825)
Net increase in net assets resulting from operations	130,344	75,437

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(8,483)	(27,448)
From net realized gains, Investor Class	(5,436)	(20,037)
Return of capital, Institutional Class	(253)	—
Return of capital, Investor Class	(163)	—
Decrease in net assets from distributions to shareholders	(14,335)	(47,485)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	20,350	—
Net asset value of shares issued in reinvestment of distributions to shareholders	8,427	26,757
Payments for shares redeemed	(440)	—
Net increase in Institutional Class net assets from capital share transactions	28,337	26,757

Investor Class
Proceeds from shares sold	13,250	13,373
Net asset value of shares issued in reinvestment of distributions to shareholders	5,574	19,764
Payments for shares redeemed	(54,538)	(86,803)
Net decrease in Investor Class net assets from capital share transactions	(35,714)	(53,666)

TOTAL INCREASE IN NET ASSETS	108,632	1,043

NET ASSETS
Beginning of year	1,396,473	1,395,430
End of year	$1,505,105	$1,396,473

ACCUMULATED NET INVESTMENT LOSS	$(22,916)	$(133)

See accompanying notes to financial statements.

11

LYRICAL U.S. HEDGED VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2017	Year Ended November 30, 2016
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	2,011	—
Shares issued in reinvestment of distributions to shareholders	803	2,782
Shares redeemed	(43)	—
Net increase in shares outstanding	2,771	2,782
Shares outstanding at beginning of year	84,959	82,177
Shares outstanding at end of year	87,730	84,959

Investor Class
Shares sold	1,327	1,471
Shares issued in reinvestment of distributions to shareholders	536	2,067
Shares redeemed	(5,454)	(9,416)
Net decrease in shares outstanding	(3,591)	(5,878)
Shares outstanding at beginning of year	59,838	65,716
Shares outstanding at end of year	56,247	59,838

See accompanying notes to financial statements.

12

LYRICAL U.S. HEDGED VALUE FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Nov. 30, 2017		Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015		Period Ended Nov. 30, 2014 (a)
Net asset value at beginning of period	$9.67		$9.45	$9.81		$10.00

Income (loss) from investment operations:
Net investment loss	(0.15	)(b)	(0.02)	(0.13)		(0.04)
Net realized and unrealized gains (losses) on investments and securities sold short	1.07		0.57	(0.23)		(0.15)
Total from investment operations	0.92		0.55	(0.36)		(0.19)

Less distributions:
Distributions from net realized gains	(0.10)		(0.33)	(0.00	)(c)	—
Return of capital	(0.00	)(c)	—	—		—
Total distributions	(0.10)		(0.33)	(0.00)		—

Net asset value at end of period	$10.49		$9.67	$9.45		$9.81

Total return (d)	9.52%		5.88%	(3.66%)		(1.90	%)(e)

Net assets at end of period (000's)	$920		$821	$777		$591

Ratios/supplementary data:
Ratio of total expenses to average net assets	15.18%		16.71%	14.76%		16.57	%(f)

Ratio of net expenses to average net assets (g)	2.99%		3.14%	3.16%		2.59	%(f)

Ratio of net expenses to average net assets excluding dividend expense (g)	2.07%		2.08%	2.27%		1.99	%(f)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (g)	1.75%		1.75%	1.75%		1.75	%(f)

Ratio of net investment loss to average net assets (g)	(1.47%)		(0.26%)	(1.49%)		(1.15	%)(f)

Portfolio turnover rate	9%		17%	7%		9	%(e)

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

13

LYRICAL U.S. HEDGED VALUE FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Nov. 30, 2017		Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015		Period Ended Nov. 30, 2014 (a)
Net asset value at beginning of period	$9.61		$9.42	$9.80		$10.00

Income (loss) from investment operations:
Net investment loss	(0.17	)(b)	(0.06)	(0.18)		(0.05)
Net realized and unrealized gains (losses) on investments and securities sold short	1.06		0.58	(0.20)		(0.15)
Total from investment operations	0.89		0.52	(0.38)		(0.20)

Less distributions:
Distributions from net realized gains	(0.10)		(0.33)	(0.00	)(c)	—
Return of capital	(0.00	)(c)	—	—		—
Total distributions	(0.10)		(0.33)	(0.00)		—

Net asset value at end of period	$10.40		$9.61	$9.42		$9.80

Total return (d)	9.27%		5.58%	(3.87%)		(2.00	%)(e)

Net assets at end of period (000's)	$585		$575	$619		$614

Ratios/supplementary data:
Ratio of total expenses to average net assets	16.67%		17.54%	15.49%		16.95	%(f)

Ratio of net expenses to average net assets (g)	3.24%		3.39%	3.41%		2.84	%(f)

Ratio of net expenses to average net assets excluding dividend expense (g)	2.32%		2.34%	2.52%		2.24	%(f)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (g)	2.00%		2.00%	2.00%		2.00	%(f)

Ratio of net investment loss to average net assets (g)	(1.73%)		(0.53%)	(1.78%)		(1.38	%)(f)

Portfolio turnover rate	9%		17%	7%		9	%(e)

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

14

LYRICAL U.S. HEDGED VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1. Organization

Lyrical U.S. Hedged Value Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on July 14, 2014.

The investment objective of the Fund is to seek to achieve long-term capital growth.

The Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse

15

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of November 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,596,456	$—	$—	$1,596,456
Money Market Funds	198,418	—	—	198,418
Total	$1,794,874	$—	$—	$1,794,874

Other Financial Instruments
Exchange-Traded Funds - Sold Short	$(785,932)	$—	$—	$(785,932)

Refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry or sector type. As of November 30, 2017, the Fund did not have any transfers between Levels. In addition, the Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2017. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

16

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the years ended November 30, 2017 and 2016 was as follows:

Year Ended	Long-Term Capital Gains	Return of Capital	Total Distributions
11/30/2017	$13,919	$416	$14,335
11/30/2016	$47,485	$—	$47,485

Short Positions – The Fund sells securities short. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for dividends payable on securities while those securities are in a short position and will also bear other costs, such as charge for the prime brokerage accounts, in connection with the short positions. These costs are reported as dividend expense and

17

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

brokerage expense on securities sold short, respectively, in the Statements of Operation. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940, as amended (“1940 Act”), to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers for securities sold short are reported on the Statement of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent the Fund invests the proceeds received from selling securities short, it is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Lyrical Asset Management LP (the “Adviser”) to accurately anticipate the future value of a security.

The Fund typically takes short positions in shares of exchange-traded funds (“ETFs”), which are subject to additional risks including premium or discount risk (when the market value of an ETF’s shares trade at a premium or discount to the ETF’s NAV) and index-tracking risk.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

18

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2017:

Tax cost of portfolio investments and securities sold short	$903,449
Gross unrealized appreciation	$416,206
Gross unrealized depreciation	(310,713)
Net unrealized appreciation	105,493
Accumulated capital and other losses	(22,916)
Accumulated earnings	$82,577

The difference between the federal income tax cost of portfolio investments and securities sold short and the financial statement cost of portfolio investments and securities sold short is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Net qualified late year losses incurred after December 31, 2016 and within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. For the year ended November 30, 2017, the Fund intends to defer $22,916 of late year ordinary losses to December 1, 2017 for federal income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended November 30, 2014 through November 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $133,657 and $347,213, respectively, for the Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.55% of average daily net assets.

19

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2019, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
1.75%	2.00%

Accordingly, during the year ended November 30, 2017, the Adviser did not collect any of its investment advisory fees from the Fund and, in addition, reimbursed other operating expenses of $161,455.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2017, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

November 30, 2018	November 30, 2019	November 30, 2020	Total
$164,816	$186,666	$183,911	$535,393

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

20

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2017, the Investor Class shares of the Fund incurred $1,446 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each class of the Fund:

NAME OF RECORD OWNER	% Ownership
Lyrical U.S. Hedged Value Fund - Institutional Class
Lyrical Asset Management LP	60%
Ann S. Riesenberg	24%
George Wellington	12%
Lyrical U.S. Hedged Value Fund - Investor Class
Lyrical Asset Management LP	93%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. The Fund did not incur any borrowing costs during the year ended November 30, 2017.

21

LYRICAL U.S. HEDGED VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of November 30, 2017, the Fund had the following percentages of the value of its net assets invested or sold short in securities within the following sector:

Sector	Long Positions	Short Positions	Net Exposure
Information Technology	32.1%	(11.2%)	20.9%

As shown above, although the Fund has greater than 25% of its net assets invested in long positions in the sector noted, the sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except as reflected in the following paragraph:

The Board of Trustees has determined to discontinue the operations of the Fund. All outstanding shares of the Fund will be redeemed on or before January 29, 2018.

22

LYRICAL U.S. HEDGED VALUE FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Lyrical U.S. Hedged Value Fund

We have audited the accompanying statement of assets and liabilities of Lyrical U.S. Hedged Value Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three year period then ended and for the period July 14, 2014 (commencement of operations) through November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lyrical U.S. Hedged Value Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three year period then ended and for the period July 14, 2014 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 25, 2018

23

LYRICAL U.S. HEDGED VALUE FUND ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2017) and held until the end of the period (November 30, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

LYRICAL U.S. HEDGED VALUE FUND
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Hedged Value Fund
Institutional Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,055.90	2.99%	$ 15.41
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,010.08	2.99%	$ 15.07
Investor Class
Based on Actual Fund Returns	$ 1,000.00	$ 1,054.30	3.24%	$ 16.69
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,008.82	3.24%	$ 16.32

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

25

LYRICAL U.S. HEDGED VALUE FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

Long-Term Capital Gains – For the year ended November 30, 2017, the Fund designated the following long-term capital gains distributions:

Lyrical U.S. Hedged Value Fund	$13,919

26

LYRICAL U.S. HEDGED VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	27	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	27	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	27	None

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

27

LYRICAL U.S. HEDGED VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)

28

LYRICAL U.S. HEDGED VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (continued)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)	Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-884-5968.

29

LYRICAL U.S. HEDGED VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on October 23-24, 2017, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and its counsel.

In deciding whether to approve the renewal of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund was satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark indexes, custom peer group, and Morningstar categories. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had outperformed relative to its peer group and Morningstar category for the one-year period ending June 30, 2017. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program; its financial condition and the level of commitment to the Fund; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the ELA for the Fund until at least March 31, 2019.

30

LYRICAL U.S. HEDGED VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the funds, and the nature of the investment strategies. The Board noted that the Fund’s advisory fee was higher than the average and median advisory fee for the Fund’s peer group and Morningstar category. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the ELA. The Board further noted that the overall expense ratio for the Fund was higher than the average and median expense ratio for the other funds in the Fund’s peer group and Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees paid to the Adviser by the Fund are fair and reasonable.

The extent to which the Fund and its investors would benefit from economies of scale. In this regard, the Board considered that the fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund will continue to experience benefits from the ELA until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the asset levels for the Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that the Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined for the Fund that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

31

LYRICAL U.S. HEDGED VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

32

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RYAN LABS CORE BOND FUND

(RLCBX)

RYAN LABS LONG CREDIT FUND

(RLLCX)

Annual Report

November 30, 2017

RYAN LABS FUNDS LETTER TO SHAREHOLDERS	December 22, 2017

Dear Shareholders,

Following is the Annual Report to shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (collectively, the “Funds”) for the fiscal year ended November 30, 2017. On behalf of the investment manager, Ryan Labs Asset Management, Inc., we would like to thank you for your continued investment.

MARKET RECAP

Year to date, corporate credit spreads have tightened into November, though widening a little in August due to geo political tensions. Since the selloff, largely triggered by North Korea/US tensions, credit traded back to its tightest levels into the end of the November. Fundamentals have remained solid from a free cash flow perspective, as second and third quarter earnings have mostly exceeded analysts’estimates. Year-to-date, investment grade supply has been ~$1.25 trillion with Financials contributing to 43% of total issuance followed by Technology at 8.6%. Energy related sectors have outperformed as oil prices rallied in November, with crude oil (WTI) posting its year-to-date high of $59/barrel. The market’s expectation of Trump’s proposed tax reform has contributed to positive returns of the S&P 500 Index as well as other risk assets. The Federal Reserve has raised overnight rates several times this year causing the yield curve to flatten. The most recent quarter was subdued in terms of macro volatility, with a corresponding compression of wider spreads, particularly in wider ABS mezzanine tranches. Subprime auto, shipping containers, and whole business franchise ABS were some of the best performers of the quarter within ABS, with spreads pushing towards all-time tights. In CMBS, new issue risk retention conduit deals continued to have strong execution and remained relatively rangebound. Wider trading seasoned 2.0 conduit CMBS mezzanine bonds rallied towards the end of the quarter, while heavier retail backed tranches remained wide on class B mall concerns. Freddie Mac’s private subordinate credit tranches off backed by multifamily (apartment) assets (their Freddie K series) continued to outperform, and recovered after a brief widening period caused by property damage concerns from the heavy hurricane season. In agency MBS, low rate volatility, a range-bound 10-year yield and a flatter yield curve led to continued low option adjusted spread. Negative convexity inherent in the space did not punish investors as rate volatility remained muted.

RYAN LABS CORE BOND FUND (RLCBX)

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Core Bond Fund (the “Core Bond Fund”) is to seek total return (consisting of current income and capital appreciation) versus the Barclays U.S. Aggregate Bond Index (the “Core Bond Benchmark”). The Core Bond Fund seeks this investment objective while providing protection against interest rate risk. We attempt to accomplish this investment objective by investing at least 80% of Core Bond Fund assets in U.S. dollar-denominated, investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Core Bond Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Core Bond Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning. The inception date of the Fund was December 29, 2014.

PERFORMANCE SUMMARY

During the quarter ended November 30, 2017, the Fund returned -0.33% compared to the Benchmark return of -0.55%, outperforming the Benchmark by +22bps. During the one year period ended November 30, 2017, the Fund returned +3.84% compared to the Benchmark return of +3.21%, outperforming by +63bps. The Fund’s portfolio was overweight industrials and securitized sectors, which contributed to outperformance. Names that contributed to outperformance were industrial names likes Verizon, MPLX, Cenovus Energy, and a few CMBS/ABS issuers. Top 5 underperformers included American Financials Group, Sprints, Broadcom, Domtar and a CMBS issuer.

RYAN LABS LONG CREDIT FUND

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Long Credit Fund (the “Long Credit Fund”) is to seek total return (consisting of current income and capital appreciation). The benchmark for this strategy is the Barclays U.S. Long Credit Index (the “Long Credit Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Long Credit Fund’s net assets in U.S. dollar-denominated investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Long Credit Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Long Credit Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning. The inception date of the Long Credit Fund was November 13, 2015.

PERFORMANCE SUMMARY

During the quarter ended November 30, 2017, the Long Credit Fund’s total return was +0.28% compared to the Long Credit Benchmark return of +0.98%, underperforming the benchmark by 70bps. During the year ended November 30, 2017, the Fund returned +10.27% compared to the Long Credit Benchmark return +11.67%, underperforming by 140bps. The Long Credit Fund’s portfolio was underweight industrials while being overweight the financial and utilities sectors. Top performers included General Motors, Florida Light & Power, Ford, BHP Billiton and NJ Turnpike Authority. Underperformers included United Healthcare, Enel SpA, Glencore, CBS Corp and CVS.

OUTLOOK

After a positive environment in 2017 for most of the capital markets, it is tempting to expect similar trends in 2018. Over the last twelve months interest rates have been very stable, equity markets are higher, and volatility as expressed through the CBOE Volatility Index (VIX) has been subdued. So far, we believe the Federal Reserve (“Fed”) has done a good job managing expectations which is not easy now that they have curtailed and reversed easing credit. We expect that these trends can continue but there are risks.

Positively, although equities have performed well, earnings multiples are still reasonable. There is still market discipline in subsectors of the equity market where fundamentals have been pressured. Interest rates have been quite stable with the combination of well telegraphed Fed moves and low inflation. In credit markets, investment grade spreads are tight but not the tightest they have been in the last five years. Credit fundamentals as measured by debt to EBITDA are stretched but have recently stabilized due to revenue growth, strong cash flows and stable margins. In high yield credit, defaults have been below historical levels and many issuers are de-levering.

We think there’s reason to believe these trends can continue. The tax plan moving through Congress is a net positive for corporations and has elements that encourage more conservative balance sheets. We have yet to experience the sort of panicked “risk-on” buying that signifies a market top but there are risks. As the Fed continues to normalize short rates the yield curve has flattened. If the curve inverts sometime in 2018, we think this would be a strong signal that credit is being constricted and economic slowdown may not be far off. The other risk is that after worldwide central bank easing we may finally experience real inflation. In this scenario, rates could rise quickly disrupting the sweet spot markets have been experiencing for the last couple years.

Richard Familetti
President, Ryan Labs Asset Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-561-3087.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at www.ryanlabsfunds.com or call 1-866-561-3087 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ Adviser with respect to those securities may change at any time. For a complete list of securities held by the Funds as of November 30, 2017, please see the Schedules of Investments sections of the Annual Report.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

RYAN LABS CORE BOND FUND
PERFORMANCE INFORMATION
November 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Core Bond Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns For the Periods Ended November 30, 2017
	1 Year	Since Inception(b)
Ryan Labs Core Bond Fund(a)	3.84%	2.51%
Bloomberg Barclays U.S. Aggregate Bond Index	3.21%	2.20%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on December 29, 2014.

RYAN LABS LONG CREDIT FUND
PERFORMANCE INFORMATION
November 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Long Credit Fund versus the
Bloomberg Barclays U.S. Long Credit Index

Average Annual Total Returns For the Periods Ended November 30, 2017
	1 Year	Since Inception(b)
Ryan Labs Long Credit Fund(a)	10.27%	8.85%
Bloomberg Barclays U.S. Long Credit Index	11.67%	9.76%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on November 13, 2015.

RYAN LABS CORE BOND FUND
PORTFOLIO INFORMATION
November 30, 2017 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 1.375%, due 10/31/2020	6.3%
Federal Home Loan Mortgage Corporation, Pool #G08707, 4.000%, due 05/01/2046	1.9%
Federal Home Loan Mortgage Corporation, Pool #G08737, 3.000%, due 12/01/2046	1.8%
U.S. Treasury Bonds, 4.500%, due 02/15/2036	1.6%
U.S. Treasury Notes, 1.375%, due 08/31/2020	1.4%
U.S. Treasury Notes, 1.000%, due 11/15/2019	1.4%
Government National Mortgage Association, Pool #MA3937, 3.500%, due 09/20/2046	1.4%
Federal National Mortgage Association, Pool #AB5379, 3.500%, due 06/01/2042	1.3%
U.S. Treasury Notes, 0.750%, due 09/30/2018	1.2%
U.S. Treasury Notes, 1.625%, due 08/31/2022	1.2%

RYAN LABS LONG CREDIT FUND
PORTFOLIO INFORMATION
November 30, 2017 (Unaudited)

Asset Allocation (% of Net Assets)

 Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 2.750%, due 08/15/2047	3.9%
Verizon Communications, Inc., 4.400%, due 11/01/2034	2.2%
JPMorgan Chase & Company, 3.540%, due 05/01/2028	2.2%
Wells Fargo & Company, 3.900%, due 05/01/2045	1.5%
United Mexican States, 4.750%, due 03/08/2044	1.5%
Florida Power & Light Company, 3.700%, due 12/01/2047	1.4%
UnitedHealth Group, Inc., 4.750%, due 07/15/2045	1.4%
Apple, Inc., 4.375%, due 05/13/2045	1.4%
Anheuser-Busch InBev S.A./N.V., 4.900%, due 02/01/2046	1.4%
GE Capital International Funding Company, 4.418%, due 11/15/2035	1.3%

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS November 30, 2017
U.S. TREASURY OBLIGATIONS — 24.6%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes – 19.0%
U.S. Treasury Notes	0.750%	09/30/18	$1,250,000	$1,241,016
U.S. Treasury Notes	1.000%	11/15/19	1,460,000	1,437,929
U.S. Treasury Notes	1.375%	03/31/20	110,000	108,814
U.S. Treasury Notes	1.500%	06/15/20	560,000	554,925
U.S. Treasury Notes	1.500%	07/15/20	12,000	11,885
U.S. Treasury Notes	1.500%	08/15/20	1,100,000	1,089,086
U.S. Treasury Notes	1.375%	08/31/20	1,485,000	1,464,813
U.S. Treasury Notes	1.375%	09/30/20	500,000	492,812
U.S. Treasury Notes	1.375%	10/31/20	6,480,000	6,381,534
U.S. Treasury Notes	1.125%	02/28/21	285,000	277,463
U.S. Treasury Notes	1.125%	07/31/21	500,000	484,219
U.S. Treasury Notes	2.125%	09/30/21	360,000	361,139
U.S. Treasury Notes	1.250%	10/31/21	100,000	96,992
U.S. Treasury Notes	1.875%	07/31/22	330,000	326,210
U.S. Treasury Notes	1.625%	08/31/22	1,204,000	1,176,440
U.S. Treasury Notes	1.875%	09/30/22	385,000	380,308
U.S. Treasury Notes	2.000%	10/31/22	1,025,000	1,018,433
U.S. Treasury Notes	1.500%	02/28/23	285,000	275,459
U.S. Treasury Notes	2.500%	05/15/24	365,000	369,577
U.S. Treasury Notes	1.875%	08/31/24	185,000	180,115
U.S. Treasury Notes	2.125%	09/30/24	970,000	958,709
U.S. Treasury Notes	2.250%	02/15/27	80,000	78,866
U.S. Treasury Notes	2.375%	05/15/27	110,000	109,527
U.S. Treasury Notes	2.250%	08/15/27	102,000	100,394
U.S. Treasury Notes	2.250%	11/15/27	355,000	349,772
				19,326,437
U.S. Treasury Bonds — 5.6%
U.S. Treasury Bonds	5.375%	02/15/31	485,000	642,739
U.S. Treasury Bonds	4.500%	02/15/36	1,235,000	1,580,511
U.S. Treasury Bonds	5.000%	05/15/37	165,000	224,703
U.S. Treasury Bonds	4.375%	02/15/38	55,000	69,687
U.S. Treasury Bonds	4.500%	05/15/38	415,000	534,507
U.S. Treasury Bonds	4.250%	05/15/39	810,000	1,012,816
U.S. Treasury Bonds	3.000%	05/15/42	1,085,000	1,124,670
U.S. Treasury Bonds	2.875%	11/15/46	80,000	80,619
U.S. Treasury Bonds	3.000%	02/15/47	60,000	61,973
U.S. Treasury Bonds	2.750%	08/15/47	420,000	412,847
				5,745,072
Total U.S. Treasury Obligations (Cost $25,172,373)				$25,071,509

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 28.5%	Coupon	Maturity	Par Value	Value
Commercial — 14.8%
AMSR Mortgage Trust, Series 2016-SFR1, Class D, 144A (1MO LIBOR + 240) (a)	3.650%	11/17/33	$1,000,000	$1,009,291
BAMLL Commercial Mortgage Security, Series 2017-BNK6, Class D, 144A	3.100%	07/15/60	340,000	270,426
Commercial Mortgage Trust, Series 2014-CR19, Class D, 144A (a)	4.873%	08/10/47	265,000	224,943
Credit Suisse Mortgage Trust, Series 2013-IVR3, Class A1, 144A	2.500%	05/25/43	440,111	417,418
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class D (a)	3.503%	08/15/48	808,687	622,943
Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class D, 144A	3.380%	06/10/50	700,000	569,646
FREMF Mortgage Trust, Series 2013-K33, Class C, 144A (a)	3.616%	08/25/46	580,000	566,614
FREMF Mortgage Trust, Series 2015-K44, Class B, 144A (a)	3.810%	01/25/48	520,000	527,138
FREMF Mortgage Trust, Series 2015-K44, Class C, 144A (a)	3.810%	01/25/48	620,000	593,437
FREMF Mortgage Trust, Series 2016-K54, Class B, 144A (a)	4.189%	04/25/48	300,000	308,675
FREMF Mortgage Trust, Series 2016-K55, Class C, 144A (a)	4.295%	04/25/49	330,000	321,337
FREMF Mortgage Trust, Series 2016-K56, Class C, 144A (a)	4.073%	06/25/49	830,000	801,251
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class C (a)	4.378%	10/15/48	235,000	225,620
JPMCC Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 144A (a)	2.949%	10/06/38	70,000	68,386
JPMorgan Mortgage Trust, Series 2017-3, Class 1A3, 144A	3.500%	08/25/47	580,769	587,507
OCP CLO Ltd., Series 2016-12A, Class A1, 144A (3MO LIBOR + 157) (a)	2.924%	10/18/28	1,050,000	1,058,454
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 144A	3.872%	01/05/43	624,000	624,044
Shackleton CLO Ltd., Series 2017-10A, Class A, 144A (3MO LIBOR + 133) (a)	2.693%	04/20/29	890,000	894,070
Towd Point Mortgage Trust, Series 2015-1, Class A5, 144A (a)	3.518%	10/25/53	835,000	860,371
Towd Point Mortgage Trust, Series 2017-1, Class M2, 144A	3.750%	10/25/56	740,000	730,949

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 28.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 14.8% (Continued)
Towd Point Mortgage Trust, Series 2016-5, Class M2, 144A	3.375%	10/25/56	$620,000	$603,328
Tralee CDO Ltd., Series 2013-1A, Class AR, 144A (3MO LIBOR + 132) (a)	2.598%	07/20/29	640,000	639,133
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 144A (a)	6.250%	01/10/45	910,000	891,790
UBS-Citigroup Commercial Mortgage Trust, Series 2017-C1, Class D, 144A (a)	5.002%	06/15/50	535,000	515,326
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class D, 144A (a)	4.502%	09/15/50	320,000	304,005
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class C	4.591%	01/15/60	260,000	262,519
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class C (a)	4.531%	12/15/45	220,000	219,151
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class D, 144A (a)	4.055%	09/15/57	500,000	391,865
				15,109,637
Federal Home Loan Mortgage Corporation — 7.8%
Federal Home Loan Mortgage Corporation, Pool #J19087	3.000%	05/01/27	292,309	297,931
Federal Home Loan Mortgage Corporation, Pool #G18481	3.000%	09/01/28	207,585	211,591
Federal Home Loan Mortgage Corporation, Pool #G18622	2.500%	12/01/31	360,748	360,242
Federal Home Loan Mortgage Corporation, Pool #A93093	4.500%	07/01/40	91,827	98,879
Federal Home Loan Mortgage Corporation, Pool #A94472	4.000%	10/01/40	155,360	162,956
Federal Home Loan Mortgage Corporation, Series 4667, Class LA	3.500%	01/15/43	986,720	1,012,263
Federal Home Loan Mortgage Corporation, Pool #Q19470	3.000%	06/01/43	192,346	192,965
Federal Home Loan Mortgage Corporation, Pool #Q20576	3.000%	08/01/43	363,253	363,669
Federal Home Loan Mortgage Corporation, Pool #G08572	3.500%	02/01/44	126,269	130,086
Federal Home Loan Mortgage Corporation, Pool #G08677	4.000%	11/01/45	539,284	563,467
Federal Home Loan Mortgage Corporation, Pool #G08707	4.000%	05/01/46	1,890,366	1,975,274

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 28.5% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 7.8% (Continued)
Federal Home Loan Mortgage Corporation, Pool #G08737	3.000%	12/01/46	$1,843,636	$1,841,387
Federal Home Loan Mortgage Corporation, Pool #G08772	4.500%	06/01/47	656,394	697,748
				7,908,458
Federal National Mortgage Association — 3.8%
Federal National Mortgage Association, Pool #AJ7494	3.000%	12/01/26	211,101	215,690
Federal National Mortgage Association, Pool #AB5490	3.000%	07/01/27	70,632	72,165
Federal National Mortgage Association, Pool #AE0443	6.500%	10/01/39	19,545	22,077
Federal National Mortgage Association, Pool #AB5379	3.500%	06/01/42	1,248,844	1,286,512
Federal National Mortgage Association, Pool #AB6670	3.000%	10/01/42	170,538	171,052
Federal National Mortgage Association, Pool #AB9345	3.000%	05/01/43	339,115	340,092
Federal National Mortgage Association, Pool #AB9350	3.000%	05/01/43	150,214	150,669
Federal National Mortgage Association, Pool #AB9558	3.000%	06/01/43	345,828	346,809
Federal National Mortgage Association, Pool #AT5860	3.500%	06/01/43	627,303	645,172
Federal National Mortgage Association, Pool #AL4010	3.500%	07/01/43	153,739	158,742
Federal National Mortgage Association, Pool #AL5625	3.500%	03/01/44	93,364	96,318
Federal National Mortgage Association, Pool #AL5538	4.000%	07/01/44	65,237	68,925
Federal National Mortgage Association, Pool #AS5165	3.000%	06/01/45	197,848	198,305
Federal National Mortgage Association, Pool #MA3143	3.000%	09/01/47	75,000	74,860
				3,847,388
Government National Mortgage Association — 2.1%
Government National Mortgage Association, Pool #5175	4.500%	09/20/41	83,868	89,299
Government National Mortgage Association, Pool #MA3937	3.500%	09/20/46	1,370,006	1,418,171

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 28.5% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 2.1% (Continued)
Government National Mortgage Association, Series 2014-13, Class VA	3.000%	01/16/54	$159,279	$167,018
Government National Mortgage Association, Series 2015-41, Class C (a)	3.161%	01/16/57	490,000	469,795
				2,144,283
Total Mortgage-Backed Securities (Cost $29,243,478)				$29,009,766

ASSET-BACKED SECURITIES — 9.2%	Coupon	Maturity	Par Value	Value
American Credit Acceptance Receivables Trust, Series 2017-3, Class D, 144A	3.430%	10/10/23	$330,000	$329,168
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D	2.710%	09/08/22	390,000	388,392
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D	3.180%	07/18/23	410,000	411,620
CPS Auto Trust, Series 2015-C, Class A, 144A	1.770%	06/17/19	3,231	3,231
Domino's Pizza Master Issuer, LLC, Series 2017-1A, Class A23, 144A (a)	4.118%	07/25/47	249,375	255,749
Drive Auto Receivables Trust, Series 2017-BA, Class D, 144A	3.720%	10/17/22	790,000	795,724
Drive Auto Receivables Trust, Series 17-AA, Class D, 144A	4.160%	05/15/24	400,000	410,487
DT Auto Owner Trust, Series 2016-3A, Class D, 144A	4.520%	06/15/23	885,000	902,098
Exeter Automobile Receivables Trust, Series 2016-3A, Class C, 144A	4.220%	06/15/22	980,000	998,344
Exeter Automobile Receivables Trust, Series 2017-1A, Class C, 144A	3.950%	12/15/22	790,000	798,520
Exeter Automobile Receivables Trust, Series 2017-3A, Class C, 144A	3.680%	07/17/23	510,000	509,119
Five Guys Funding, LLC, Series 2017-1A, Class A2, 144A (a)	4.600%	07/25/47	359,100	366,816
MVW Owner Trust, Series 2013-1A, Class B, 144A	2.740%	04/22/30	29,728	29,456
Santander Drive Auto Receivables Trust, Series 2016-2, Class D (a)	3.390%	04/15/22	790,000	799,743

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET-BACKED SECURITIES — 9.2% (Continued)	Coupon	Maturity	Par Value	Value
Santander Drive Auto Receivables Trust, Series 2016-3, Class D	2.800%	08/15/22	$660,000	$658,388
Shops at Crystals Trust, Series 2016-CSTL, Class D, 144A	3.855%	07/05/36	510,000	474,728
Sierra Receivables Funding Company, LLC, Series 2016-3A, Class B, 144A	2.630%	10/20/33	243,516	239,227
SoFi Consumer Loan Program Trust, Series 2016-2, Class B, 144A	4.770%	10/27/25	245,000	253,299
SoFi Consumer Loan Program Trust, Series 2017-3, Class B, 144A (a)	3.850%	05/25/26	200,000	201,916
SoFi Consumer Loan Program Trust, Series 2017-5, Class B, 144A	3.690%	09/25/26	534,000	533,591
Total Asset-Backed Securities (Cost $9,313,418)				$9,359,616

CORPORATE BONDS — 29.5%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 1.7%
Alibaba Group Holding Ltd.	2.500%	11/28/19	$205,000	$205,611
Alibaba Group Holding Ltd.	3.600%	11/28/24	345,000	354,523
Charter Communications Operating, LLC/CAP	5.375%	05/01/47	75,000	75,754
Coach, Inc.	4.125%	07/15/27	505,000	506,204
Wyndham Worldwide Corporation	4.150%	04/01/24	555,000	557,634
				1,699,726
Consumer Staples — 0.9%
Bunge Ltd. Finance Corporation	3.750%	09/25/27	70,000	69,145
Kraft Heinz Foods Company (The)	5.200%	07/15/45	368,000	398,044
Kroger Company (The)	4.450%	02/01/47	515,000	500,089
				967,278
Energy — 4.6%
Andeavor, 144A	4.750%	12/15/23	520,000	556,060
Boardwalk Pipelines, L.P.	4.450%	07/15/27	500,000	509,007
Cenovus Energy, Inc.	6.750%	11/15/39	450,000	530,299
Chevron Corporation	2.419%	11/17/20	165,000	165,959
Enable Midstream Partners, L.P.	4.400%	03/15/27	505,000	512,828
Kinder Morgan, Inc.	3.150%	01/15/23	178,000	176,850
Motiva Enterprises, LLC, 144A	6.850%	01/15/40	375,000	461,351
Oneok, Inc.	4.950%	07/13/47	505,000	509,253
Sabine Pass Liquefaction, LLC	5.000%	03/15/27	530,000	564,392
Shell International Finance B.V.	1.875%	05/10/21	185,000	182,318
Suncor Energy, Inc.	4.000%	11/15/47	70,000	70,105
TC Pipelines, L.P.	4.375%	03/13/25	290,000	301,150

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Energy — 4.6% (Continued)
TC Pipelines, L.P.	3.900%	05/25/27	$180,000	$180,146
				4,719,718
Financials — 8.8%
Air Lease Corporation	2.125%	01/15/20	250,000	248,544
American Express Credit Corporation	3.300%	05/03/27	271,000	272,611
American Financial Group, Inc.	4.500%	06/15/47	440,000	448,474
Bank of America Corporation	7.625%	06/01/19	210,000	226,026
Bank of America Corporation	5.875%	01/05/21	185,000	203,354
Bank of America Corporation	3.705%	04/24/28	510,000	522,435
Bank of Montreal	1.500%	07/18/19	200,000	198,266
Bear Stearns Companies, LLC	7.250%	02/01/18	405,000	408,483
Berkshire Hathaway, Inc.	2.100%	08/14/19	80,000	80,078
Boral Finance Properties Ltd., 144A	3.000%	11/01/22	380,000	377,748
Brighthouse Financial, Inc., 144A	4.700%	06/22/47	515,000	503,271
Citigroup, Inc.	4.450%	09/29/27	265,000	278,507
Credit Suisse AG of New York	3.625%	09/09/24	586,000	605,492
General Motors Financial Company, Inc.	3.450%	01/14/22	292,000	296,249
General Motors Financial Company, Inc.	4.350%	01/17/27	405,000	416,203
Goldman Sachs Group, Inc. (The)	3.850%	01/26/27	314,000	320,508
Goldman Sachs Group, Inc. (The)	4.017%	10/31/38	130,000	132,518
Huntington Bancshares, Inc.	2.600%	08/02/18	115,000	115,444
Hyundai Capital America, 144A	2.600%	03/19/20	235,000	233,407
Intesa Sanpaolo S.P.A., 144A	3.875%	07/14/27	350,000	350,205
JPMorgan Chase & Company	3.625%	12/01/27	490,000	491,419
Markel Corporation	4.300%	11/01/47	500,000	498,660
Morgan Stanley	3.950%	04/23/27	280,000	283,562
SMBC Aviation Capital Finance Designated Activity, 144A	2.650%	07/15/21	325,000	320,099
Sumitomo Mitsui Financial Group, Inc.	2.442%	10/19/21	435,000	431,003
Sumitomo Mitsui Financial Group, Inc.	2.784%	07/12/22	290,000	288,827
Voya Financial, Inc.	4.800%	06/15/46	415,000	443,501
				8,994,894
Health Care — 0.8%
Celgene Corporation	4.350%	11/15/47	445,000	449,777
Unitedhealth Group, Inc.	3.750%	10/15/47	420,000	417,429
				867,206
Industrials — 1.1%
Celulosa Arauco y Constitucion S.A., 144A	3.875%	11/02/27	475,000	469,062
Celulosa Arauco y Constitucion S.A., 144A	5.500%	11/02/47	435,000	446,136

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 1.1% (Continued)
General Electric Company	5.625%	05/01/18	$165,000	$167,599
				1,082,797
Information Technology — 3.8%
Apple, Inc.	1.000%	05/03/18	235,000	234,439
Arrow Electronics, Inc.	3.250%	09/08/24	310,000	305,417
Arrow Electronics, Inc.	3.875%	01/12/28	505,000	503,330
Broadcom Corporation/Broadcom Cayman Finance Ltd., 144A	3.875%	01/15/27	540,000	529,150
Cisco Systems, Inc.	1.400%	02/28/18	200,000	199,875
Citrix Systems, Inc.	4.500%	12/01/27	80,000	80,860
Corning, Inc.	4.375%	11/15/57	130,000	127,948
Dell, Inc., 144A	8.350%	07/15/46	370,000	465,565
Motorola Solutions, Inc.	3.750%	05/15/22	400,000	409,823
Oracle Corporation	4.000%	11/15/47	55,000	56,783
Seagate HDD Cayman, 144A	4.875%	03/01/24	270,000	269,693
Seagate HDD Cayman	4.875%	06/01/27	180,000	171,767
Tech Data Corporation	4.950%	02/15/27	480,000	503,062
				3,857,712
Materials — 1.4%
Domtar Corporation	6.750%	02/15/44	320,000	359,726
Ecolab, Inc.	1.450%	12/08/17	125,000	124,996
Glencore Funding, LLC, 144A	4.000%	03/27/27	510,000	505,870
Glencore Funding, LLC, 144A	3.875%	10/27/27	85,000	83,401
LyondellBasell Industries N.V.	5.000%	04/15/19	33,000	33,961
Monsanto Company	5.500%	08/15/25	315,000	355,778
				1,463,732
Other — 0.3%
Hudson Pacific Properties, L.P.	3.950%	11/01/27	265,000	263,153

Real Estate — 1.8%
Alexandria Real Estate Equities, Inc.	3.450%	04/30/25	450,000	448,154
Crown Castle International Corporation	3.200%	09/01/24	550,000	542,125
Crown Castle International Corporation	4.750%	05/15/47	480,000	497,705
Tanger Properties, L.P.	3.875%	07/15/27	315,000	311,938
				1,799,922
Telecommunication Services — 2.6%
Américan Móvil S.A.B. de C.V.	5.000%	10/16/19	380,000	398,650
AT&T, Inc.	4.250%	03/01/27	250,000	255,676
AT&T, Inc.	5.250%	03/01/37	263,000	274,749
Comisión Federal de Electricidad, 144A	4.750%	02/23/27	200,000	209,750
Sprint Spectrum, L.P., 144A	3.360%	03/20/23	980,000	987,644

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Telecommunication Services — 2.6% (Continued)
Verizon Communications, Inc.	5.500%	03/16/47	$465,000	$519,628
				2,646,097
Utilities — 1.7%
Buckeye Partners, L.P.	6.050%	01/15/18	305,000	306,399
Buckeye Partners, L.P.	2.650%	11/15/18	125,000	125,478
Duke Energy Progress, Inc.	5.300%	01/15/19	45,000	46,651
ENEL Finance International N.V., 144A	4.750%	05/25/47	515,000	534,709
Oglethorpe Power Corporation	6.100%	03/15/19	60,000	62,821
Southern California Edison Company	4.000%	04/01/47	430,000	457,867
Virginia Electric & Power Company	1.200%	01/15/18	190,000	189,905
				1,723,830
Total Corporate Bonds (Cost $29,828,272)				$30,086,065

INTERNATIONAL BONDS — 0.1%	Coupon	Maturity	Par Value	Value
United Mexican States (Cost $103,048)	4.000%	10/02/23	$100,000	$105,150

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 7.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.97% (b)	2,923,537	$2,923,537
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.98% (b)	5,000,930	5,000,930
Total Money Market Funds (Cost $7,924,467)		$7,924,467

Total Investments at Value — 99.7% (Cost $101,585,056)		$101,556,573

Other Assets in Excess of Liabilities — 0.3%		354,789

Net Assets — 100.0%		$101,911,362

144A -	This is a restricted security that was sold in a transaction under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $28,183,998 at November 30, 2017, representing 27.7% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of November 30, 2017. The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.
(b)	The rate shown is the 7-day effective yield as of November 30, 2017.

See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS November 30, 2017
U.S. TREASURY OBLIGATIONS — 4.3%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 0.4%
U.S. Treasury Notes	2.250%	11/15/27	$400,000	$394,109

U.S. Treasury Bonds — 3.9%
U.S. Treasury Bonds	2.750%	08/15/47	3,715,000	3,651,729

Total U.S. Treasury Obligations (Cost $4,072,052)				$4,045,838

MORTGAGE-BACKED SECURITIES — 0.1%	Coupon	Maturity	Par Value	Value
Commercial — 0.1%
Commercial Mortgage Trust, Series 2013-CR7, Class D, 144A (a) (Cost $71,904)	4.426%	03/10/46	$82,500	$65,084

MUNICIPAL BONDS — 0.8%	Coupon	Maturity	Par Value	Value
New York City Transitional Finance Authority Build America Bonds, Revenue	5.508%	08/01/37	$260,000	$331,409
New York State Dormitory Authority, Build America Bonds, Revenue	5.600%	03/15/40	10,000	12,734
State of Illinois Taxable Pension Funding, General Obligation	5.100%	06/01/33	420,000	417,396
Total Municipal Bonds (Cost $714,729)				$761,539

ASSET-BACKED SECURITIES — 0.0% (b)	Coupon	Maturity	Par Value	Value
MVW Owner Trust, Series 2013-1A , Class Class B, 144A (Cost $17,112)	2.740%	04/22/30	$17,342	$17,183

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 89.2%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 13.2%
21st Century Fox America, Inc.	6.200%	12/15/34	$890,000	$1,095,342
Amazon.com, Inc., 144A	3.875%	08/22/37	770,000	803,187
CBS Corporation	4.850%	07/01/42	715,000	731,888
Charter Communications Operating, LLC/CAP	3.750%	02/15/28	525,000	500,010
Comcast Corporation	4.250%	01/15/33	1,045,000	1,113,868
Ford Motor Company	4.750%	01/15/43	720,000	713,296
General Motors Company, Inc.	5.150%	04/01/38	294,000	307,921
General Motors Company, Inc.	6.750%	04/01/46	440,000	543,877
Hasbro, Inc.	6.350%	03/15/40	422,000	509,283
Home Depot, Inc. (The)	4.250%	04/01/46	975,000	1,053,897
Johnson (S.C.) & Son, Inc., 144A	4.350%	09/30/44	690,000	737,412
Lowe's Companies, Inc.	4.050%	05/03/47	855,000	885,038
Macy's Retail Holdings, Inc.	6.650%	07/15/24	180,000	194,863
Newell Brands, Inc.	5.500%	04/01/46	750,000	886,745
NIKE, Inc.	3.375%	11/01/46	805,000	758,987
Time Warner, Inc.	6.500%	11/15/36	460,000	564,737
Time Warner, Inc.	6.750%	06/15/39	450,000	525,810
Walt Disney Company (The)	4.125%	06/01/44	470,000	499,442
				12,425,603
Consumer Staples — 5.5%
Anheuser-Busch InBev S.A./N.V.	4.700%	02/01/36	350,000	387,825
Anheuser-Busch InBev S.A./N.V.	4.900%	02/01/46	1,135,000	1,281,343
CVS Health Corporation	5.125%	07/20/45	975,000	1,072,038
Kroger Company (The)	4.450%	02/01/47	890,000	864,232
PepsiCo, Inc.	4.450%	04/14/46	420,000	467,789
Procter & Gamble Company (The)	3.500%	10/25/47	450,000	443,789
Target Corporation	3.625%	04/15/46	705,000	665,270
				5,182,286
Energy — 10.4%
Boardwalk Pipelines, L.P.	5.950%	06/01/26	731,000	813,318
Boardwalk Pipelines, L.P.	4.450%	07/15/27	640,000	651,530
Energy Transfer Partners, L.P.	7.500%	07/01/38	220,000	271,441
Energy Transfer Partners, L.P.	6.500%	02/01/42	740,000	830,165
Energy Transfer Partners, L.P.	5.950%	10/01/43	110,000	115,703
Enterprise Products Operating, L.P.	5.100%	02/15/45	875,000	968,301
EQT Corporation	3.900%	10/01/27	885,000	868,641
Kinder Morgan Energy Partners, L.P.	6.500%	09/01/39	475,000	550,429
Marathon Petroleum Corporation	5.850%	12/15/45	545,000	613,400
Oneok, Inc.	4.950%	07/13/47	525,000	529,421
Petroleos Mexicanos	5.500%	06/27/44	170,000	159,035
Petroleos Mexicanos	6.750%	09/21/47	612,000	647,129
Sabine Pass Liquefaction, LLC	5.000%	03/15/27	960,000	1,022,296

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 89.2% (Continued)	Coupon	Maturity	Par Value	Value
Energy — 10.4% (Continued)
Shell International Finance B.V.	4.375%	05/11/45	$1,085,000	$1,167,189
Shell International Finance B.V.	3.750%	09/12/46	210,000	205,150
Suncor Energy, Inc.	4.000%	11/15/47	330,000	330,493
				9,743,641
Financials — 17.7%
Allstate Corporation	4.200%	12/15/46	1,040,000	1,100,095
Bank of America Corporation	4.244%	04/24/38	1,000,000	1,065,595
Brighthouse Financial, Inc., 144A	4.700%	06/22/47	995,000	972,340
Capital One Financial Corporation	3.750%	03/09/27	965,000	973,297
Farmers Insurance Exchange, 144A	4.747%	11/01/57	450,000	452,250
GE Capital International Funding Company	4.418%	11/15/35	1,180,000	1,258,645
Goldman Sachs Group, Inc. (The)	6.125%	02/15/33	195,000	245,945
HSBC Bank USA	5.875%	11/01/34	700,000	888,231
JPMorgan Chase & Company	3.900%	07/15/25	320,000	335,511
JPMorgan Chase & Company	3.540%	05/01/28	2,015,000	2,032,277
Lincoln National Corporation	7.000%	06/15/40	655,000	884,780
Manulife Financial Corporation	4.061%	02/24/32	595,000	597,389
Northwestern Mutual Life Insurance Company (The), 144A	3.850%	09/30/47	527,000	514,617
Progressive Corporation (The)	4.125%	04/15/47	880,000	929,738
Protective Life Corporation	8.450%	10/15/39	508,000	755,025
Santander Issuances S.A.	5.179%	11/19/25	930,000	998,103
Wells Fargo & Company	3.900%	05/01/45	1,420,000	1,436,116
Westpac Banking Corporation	4.322%	11/23/31	1,125,000	1,154,744
				16,594,698
Health Care — 8.3%
AbbVie, Inc.	4.300%	05/14/36	1,010,000	1,054,559
Anthem, Inc.	3.650%	12/01/27	440,000	443,837
Anthem, Inc.	4.375%	12/01/47	440,000	452,346
Celgene Corporation	4.350%	11/15/47	435,000	439,669
Duke University Health System, Inc.	3.920%	06/01/47	1,110,000	1,140,754
Gilead Sciences, Inc.	4.150%	03/01/47	360,000	371,179
Johnson & Johnson	4.375%	12/05/33	540,000	609,469
Johnson & Johnson	3.400%	01/15/38	220,000	220,621
Johnson & Johnson	3.500%	01/15/48	305,000	304,258
Medtronic, Inc.	4.375%	03/15/35	915,000	1,003,964
Novartis Capital Corporation	4.000%	11/20/45	180,000	191,118
Pfizer, Inc.	4.125%	12/15/46	250,000	267,933
UnitedHealth Group, Inc.	4.750%	07/15/45	1,150,000	1,320,610
				7,820,317

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 89.2% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 2.1%
Celulosa Arauco y Constitucion S.A., 144A	3.875%	11/02/27	$690,000	$681,375
Mosaic Company	5.625%	11/15/43	215,000	228,525
United Parcel Service, Inc.	3.750%	11/15/47	665,000	671,781
United Technologies Corporation	3.750%	11/01/46	210,000	206,074
United Technologies Corporation	4.050%	05/04/47	175,000	180,277
				1,968,032
Information Technology — 5.1%
Alibaba Group Holding Ltd.	3.400%	12/06/27	915,000	910,956
Apple, Inc.	4.375%	05/13/45	1,185,000	1,298,077
Apple, Inc.	3.750%	11/13/47	425,000	424,245
Microsoft Corporation	4.100%	02/06/37	1,055,000	1,154,455
Oracle Corporation	3.800%	11/15/37	665,000	679,847
Seagate HDD Cayman	4.875%	06/01/27	350,000	333,991
				4,801,571
Materials — 2.1%
Burlington Resources Finance Company	7.200%	08/15/31	525,000	701,651
Glencore Funding, LLC, 144A	4.000%	03/27/27	1,230,000	1,220,039
				1,921,690
Real Estate — 2.1%
Crown Castle International Corporation	4.750%	05/15/47	720,000	746,557
Highwoods Realty, L.P.	3.875%	03/01/27	735,000	735,405
Kimco Realty Corporation	4.450%	09/01/47	385,000	382,914
Simon Property Group, L.P. (c)	3.375%	12/01/27	115,000	114,096
				1,978,972
Telecommunication Services — 7.7%
AT&T, Inc.	4.500%	05/15/35	1,200,000	1,170,125
AT&T, Inc.	5.250%	03/01/37	645,000	673,812
AT&T, Inc.	4.900%	08/14/37	800,000	797,424
AT&T, Inc.	4.350%	06/15/45	10,000	9,042
AT&T, Inc.	5.300%	08/14/58	425,000	418,816
Motorola Solutions, Inc.	5.500%	09/01/44	300,000	303,100
Telefónica Emisiones S.A.U.	5.213%	03/08/47	666,000	728,395
Verizon Communications, Inc.	4.400%	11/01/34	2,070,000	2,081,244
Verizon Communications, Inc.	5.250%	03/16/37	735,000	799,650
Verizon Communications, Inc.	4.522%	09/15/48	250,000	243,279
				7,224,887
Utilities — 15.0%
Alabama Power Company	4.300%	01/02/46	920,000	1,002,251
Ameren Illinois Company	3.700%	12/01/47	880,000	880,087
Consolidated Edison Company	4.500%	12/01/45	1,000,000	1,123,054
DTE Electric Company	3.700%	06/01/46	781,000	782,818

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 89.2% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 15.0% (Continued)
Duke Energy Progress, LLC	4.375%	03/30/44	$940,000	$1,039,328
Duke Energy Progress, LLC	3.600%	09/15/47	460,000	455,023
Électricité de France S.A., 144A	4.950%	10/13/45	1,090,000	1,191,286
ENEL Finance International N.V., 144A	4.750%	05/25/47	590,000	612,579
Exelon Generation Company, LLC	5.600%	06/15/42	470,000	493,288
Florida Power & Light Company	3.700%	12/01/47	1,305,000	1,334,395
MidAmerican Energy Company	4.800%	09/15/43	990,000	1,168,250
Pacific Gas & Electric Company	6.050%	03/01/34	220,000	273,126
Potomac Electric Power	4.150%	03/15/43	1,050,000	1,129,243
PPL Electric Utilities Corporation	4.750%	07/15/43	775,000	909,460
Southern California Edison Company	4.650%	10/01/43	194,000	225,734
Southwestern Public Service Company	4.500%	08/15/41	985,000	1,102,045
Virginia Electric & Power Company	6.350%	11/30/37	275,000	375,038
				14,097,005
Total Corporate Bonds (Cost $81,732,212)				$83,758,702

INTERNATIONAL BONDS — 3.8%	Coupon	Maturity	Par Value	Value
Republic of Colombia	5.000%	06/15/45	$885,000	$924,825
Republic of Philippines	3.700%	03/01/41	125,000	124,629
Republic of Philippines	3.700%	02/02/42	845,000	841,173
Saudi International Bond, 144A	4.625%	10/04/47	250,000	255,258
United Mexican States	4.750%	03/08/44	1,409,000	1,431,544
Total International Bonds (Cost $3,441,309)				$3,577,429

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.98% (d) (Cost $853,996)	853,996	$853,996

Total Investments at Value — 99.1% (Cost $90,903,314)		$93,079,771

Other Assets in Excess of Liabilities — 0.9%		805,718

Net Assets — 100.0%		$93,885,489

144A -	This is a restricted security that was sold in a transaction under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $7,522,610 at November 30, 2017, representing 8.0% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of November 30, 2017. The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.
(b)	Percentage rounds to less than 0.1%.
(c)	Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $114,096 at November 30, 2017, representing 0.1% of net assets (Note 2).
(d)	The rate shown is the 7-day effective yield as of November 30, 2017.

See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF ASSETS AND LIABILITIES November 30, 2017
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
ASSETS
Investments in securities:
At acquisition cost	$101,585,056	$90,903,314
At value (Note 2)	$101,556,573	$93,079,771
Receivable for securities sold	481,953	1,443,655
Dividends and interest receivable	505,862	913,418
Other assets	3,535	4,499
TOTAL ASSETS	102,547,923	95,441,343

LIABILITIES
Due to custodian	42	—
Distributions payable	111,337	157,417
Payable for securities purchased	490,007	1,356,867
Payable to Adviser (Note 4)	9,151	16,321
Payable to administrator (Note 4)	13,725	12,510
Other accrued expenses	12,299	12,739
TOTAL LIABILITIES	636,561	1,555,854

NET ASSETS	$101,911,362	$93,885,489

NET ASSETS CONSIST OF:
Paid-in capital	$102,165,879	$90,357,183
Undistributed net investment income	6,983	9,746
Accumulated net realized gains (losses) from investment transactions	(233,017)	1,342,103
Net unrealized appreciation (depreciation) on investments	(28,483)	2,176,457
NET ASSETS	$101,911,362	$93,885,489

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,324,233	8,869,911

Net asset value, offering price and redemption price per share (Note 2)	$9.87	$10.58

See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF OPERATIONS For the Year Ended November 30, 2017
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
INVESTMENT INCOME
Interest	$2,939,790	$2,985,811
Dividend	25,394	3,952
TOTAL INCOME	2,965,184	2,989,763

EXPENSES
Investment advisory fees (Note 4)	403,459	358,758
Administration fees (Note 4)	100,969	71,816
Professional fees	37,596	37,596
Pricing costs	49,216	25,312
Fund accounting fees (Note 4)	40,115	34,217
Custody and bank service fees	13,180	12,067
Compliance fees (Note 4)	12,172	12,069
Transfer agent fees (Note 4)	12,000	12,000
Trustees’ fees and expenses (Note 4)	9,989	9,989
Registration and filing fees	6,847	9,141
Insurance expense	2,180	3,699
Printing of shareholder reports	2,873	2,873
Postage and supplies	2,701	2,431
Other expenses	8,960	9,073
TOTAL EXPENSES	702,257	601,041
Less fee reductions by the Adviser (Note 4)	(298,798)	(242,282)
NET EXPENSES	403,459	358,759

NET INVESTMENT INCOME	2,561,725	2,631,004

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	112,983	1,525,529
Net change in unrealized appreciation on investments	1,116,810	2,812,756
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,229,793	4,338,285

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,791,518	$6,969,289

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS
Net investment income	$2,561,725	$1,661,159
Net realized gains from investment transactions	112,983	1,181,819
Net change in unrealized appreciation (depreciation) on investments	1,116,810	(1,070,422)
Net increase in net assets from operations	3,791,518	1,772,556

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(2,642,230)	(1,741,637)
From net realized gains from investment transactions	(1,348,780)	(51,229)
Decrease in net assets from distributions to shareholders	(3,991,010)	(1,792,866)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,560,000	30,172,474
Net asset value of shares issued in reinvestment of distributions to shareholders	2,658,906	577,108
Payments for shares redeemed	(2,344,525)	(750,025)
Net increase from capital share transactions	1,874,381	29,999,557

TOTAL INCREASE IN NET ASSETS	1,674,889	29,979,247

NET ASSETS
Beginning of year	100,236,473	70,257,226
End of year	$101,911,362	$100,236,473

UNDISTRIBUTED NET INVESTMENT INCOME	$6,983	$3,586

CAPITAL SHARE ACTIVITY
Shares sold	156,937	3,034,781
Shares reinvested	271,242	57,599
Shares redeemed	(237,531)	(73,895)
Net increase in shares outstanding	190,648	3,018,485
Shares outstanding at beginning of year	10,133,585	7,115,100
Shares outstanding at end of year	10,324,233	10,133,585

See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS
Net investment income	$2,631,004	$2,061,255
Net realized gains from investment transactions	1,525,529	2,268,602
Net change in unrealized appreciation (depreciation) on investments	2,812,756	(740,354)
Net increase in net assets from operations	6,969,289	3,589,503

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(2,625,023)	(2,057,734)
From net realized gains from investment transactions	(2,448,497)	(177,021)
Decrease in net assets from distributions to shareholders	(5,073,520)	(2,234,755)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	35,580,366	1,827,921
Net asset value of shares issued in reinvestment of distributions to shareholders	3,139,783	179,154
Payments for shares redeemed	(370,500)	(42)
Net increase from capital share transactions	38,349,649	2,007,033

TOTAL INCREASE IN NET ASSETS	40,245,418	3,361,781

NET ASSETS
Beginning of year	53,640,071	50,278,290
End of year	$93,885,489	$53,640,071

UNDISTRIBUTED NET INVESTMENT INCOME	$9,746	$3,725

CAPITAL SHARE ACTIVITY
Shares sold	3,401,270	175,424
Shares reinvested	310,760	18,180
Shares redeemed	(35,769)	(4)
Net increase in shares outstanding	3,676,261	193,600
Shares outstanding at beginning of year	5,193,650	5,000,050
Shares outstanding at end of year	8,869,911	5,193,650

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$9.89	$9.87	$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.23	0.21
Net realized and unrealized gains (losses) on investments	0.12	0.04	(0.13)
Total from investment operations	0.37	0.27	0.08

Less distributions from:
Net investment income	(0.26)	(0.24)	(0.21)
Net realized gains from investment transactions	(0.13)	(0.01)	—
Total distributions	(0.39)	(0.25)	(0.21)

Net asset value at end of period	$9.87	$9.89	$9.87

Total return (b)	3.84%	2.69%	0.81	%(c)

Net assets at end of period (000’s)	$101,911	$100,236	$70,257

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.70%	0.75%	1.18	%(d)

Ratio of net expenses to average net assets (e)	0.40%	0.40%	0.40	%(d)

Ratio of net investment income to average net assets (e)	2.54%	2.29%	2.21	%(d)

Portfolio turnover rate	103%	118%	161	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2014) through November 30, 2015.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).

See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$10.33	$10.06	$10.00

Income from investment operations:
Net investment income	0.37	0.41	0.01
Net realized and unrealized gains on investments	0.64	0.30	0.06
Total from investment operations	1.01	0.71	0.07

Less distributions from:
Net investment income	(0.37)	(0.41)	(0.01)
Net realized gains from investment transactions	(0.39)	(0.03)	—
Total distributions	(0.76)	(0.44)	(0.01)

Net asset value at end of period	$10.58	$10.33	$10.06

Total return (b)	10.27%	7.11%	0.71	%(c)

Net assets at end of period (000’s)	$93,885	$53,640	$50,278

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.84%	0.84%	1.12	%(d)

Ratio of net expenses to average net assets (e)	0.50%	0.50%	0.50	%(d)

Ratio of net investment income to average net assets (e)	3.66%	3.87%	2.38	%(d)

Portfolio turnover rate	191%	156%	93	%(c)

(a)	Represents the period from the commencement of operations (November 13, 2015) through November 30, 2015.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).

See accompanying notes to financial statements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1. Organization

Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (individually, a “Fund,” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund commenced operations on December 29, 2014 and November 13, 2015, respectively.

Each Fund’s investment objective is to seek total return, consisting of current income and capital appreciation.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Funds’ fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Ryan Labs, Inc. (the “Adviser”), under the general supervision of the Board. Exchange-traded funds (“ETFs”), if any, are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. ETFs are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2017:

Ryan Labs Core Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$25,071,509	$—	$25,071,509
Mortgage-Backed Securities	—	29,009,766	—	29,009,766
Asset-Backed Securities	—	9,359,616	—	9,359,616
Corporate Bonds	—	30,086,065	—	30,086,065
International Bonds	—	105,150	—	105,150
Money Market Funds	7,924,467	—	—	7,924,467
Total	$7,924,467	$93,632,106	$—	$101,556,573

Ryan Labs Long Credit Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$4,045,838	$—	$4,045,838
Mortgage-Backed Securities	—	65,084	—	65,084
Municipal Bonds	—	761,539	—	761,539
Asset-Backed Securities	—	17,183	—	17,183
Corporate Bonds	—	83,758,702	—	83,758,702
International Bonds	—	3,577,429	—	3,577,429
Money Market Funds	853,996	—	—	853,996
Total	$853,996	$92,225,775	$—	$93,079,771

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2017, the Funds did not have any transfers between Levels. In addition, the Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2017. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the years ended November 30, 2017 and 2016 was ordinary income. On December 29, 2017, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund paid net investment income dividends of $0.0215 and $0.0309 per share, respectively, to shareholders of record on December 28, 2017. Additionally, Ryan Labs Long Credit Fund paid short-term and long-term capital gains per share of $0.0624 and $0.0980, respectively, to shareholders of record on December 28, 2017

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2017:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Tax cost of portfolio investments	$101,588,879	$90,909,244
Gross unrealized appreciation	$602,889	$2,532,284
Gross unrealized depreciation	(635,195)	(361,757)
Net unrealized appreciation (depreciation) on investments	(32,306)	2,170,527
Undistributed ordinary income	6,983	534,169
Undistributed long-term capital gains	—	823,610
Accumulated capital and other gains (losses)	(229,194)	—
Total accumulated earnings (deficit)	$(254,517)	$3,528,306

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of November 30, 2017, Ryan Labs Core Bond Fund has short-term capital loss carryforwards of $229,194. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended November 30, 2017, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Undistributed net investment income	$83,902	$40
Accumulated net realized gains (losses) from investment transactions	$(83,902)	$(40)

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or NAV per share. These permanent differences are due to the tax treatment of paydown adjustments and differing tax treatments of distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax periods (periods ended November 30, 2015 through November 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term investments, were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of investment securities	$62,947,767	$95,784,803
Proceeds from sales and maturities of investment securities	$56,109,891	$65,655,222

During the year ended November 30, 2017, cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of U.S. Government securities	$37,274,577	$63,954,780
Proceeds from sales and maturities of U.S. Government securities	$47,351,032	$70,177,965

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Adviser is a wholly-owned subsidiary of Sun Life Financial, Inc. Each Fund is managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund pay the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.40% and 0.50%, respectively, of average daily net assets.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has agreed, until March 31, 2018, to reduce advisory fees and reimburse other expenses in order to limit total annual operating expenses (exclusive of brokerage transaction costs and commissions; taxes; interest; costs related to any securities lending program; transaction charges and interest on borrowed money; acquired fund fees and expenses; distribution and/or shareholder servicing fees, including, without limitation, amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); extraordinary expenses such as litigation and merger or reorganization costs, proxy solicitation and liquidation costs; indemnification payments to the Funds’ service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of business; and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Board) to an amount not exceeding 0.40% and 0.50% of the average daily net assets of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively. Accordingly, during the year ended November 30, 2017, the Adviser reduced its advisory fees in the amounts of $298,798 and $242,282 for Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of November 30, 2017, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	November 30, 2018	November 30, 2019	November 30, 2020	Total
Ryan Labs Core Bond Fund	$151,891	$250,634	$298,798	$701,323
Ryan Labs Long Credit Fund	$14,580	$181,499	$242,282	$438,361

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
Ryan Labs Core Bond Fund
Citibank, N.A. (for the benefit of its customers)	50%
SEI Private Trust Company (for the benefit of its customers)	18%
U.S. Bank, N.A. (for the benefit of its customers)	18%
National Financial Services, LLC (for the benefit of its customers)	10%
Ryan Labs Long Credit Fund
Citibank, N.A. (for the benefit of its customers)	59%
Charles Schwab & Company (for the benefit of its customers)	20%
Wells Fargo Bank, N.A. (for the benefit of its customers)	15%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of that Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Risks Associated with Mortgage-Backed Securities

The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of November 30, 2017, Ryan Labs Core Bond Fund had 28.5% of the value of its net assets invested in mortgage-backed securities.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends and capital gain distributions on December 29, 2017, as discussed in Note 2.

RYAN LABS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

We have audited the accompanying statements of assets and liabilities of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund as of November 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 25, 2018

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2017) and held until the end of the period (November 30, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Net Expense Ratio (a)	Expenses Paid During Period (b)
Ryan Labs Core Bond Fund
Based on Actual Fund Return	$1,000.00	$1,011.50	0.40%	$2.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

Ryan Labs Long Credit Fund
Based on Actual Fund Return	$1,000.00	$1,036.10	0.50%	$2.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

RYAN LABS FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-561-3087. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	27	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	27	None

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	27	None

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (October 2014 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016); The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary (July 2017 to present) Assistant Secretary (April 2015 to July 2017) Secretary (February 2012 to April 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)	Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial expert is David M. Deptula. Mr. Deptula is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $56,400 and $55,000 with respect to the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $8,000 with respect to the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2017 and 2016, aggregate non-audit fees of $8,000 and $8,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	February 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Lyrical U.S. Hedged Value Fund, Lyrical U.S. Value Equity Fund, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

Date	February 2, 2018

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 2, 2018

*	Print the name and title of each signing officer under his or her signature.